CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2020	Sep. 30, 2019
Revenues
Total revenues	$ 8,101	$ 20,876
Cost of sales
Total cost of sales	21,510	38,518
Gross margin	(13,409)	(17,642)
Operating expenses:
Research and development	31,362	40,623
Sales and marketing	9,994	13,927
General and administrative	11,004	8,290
Total operating expenses	52,360	62,840
Loss from operations	(65,769)	(80,482)
Interest expense	(253)	(389)
Interest and other income, net	995	5,102
Loss before income taxes	(65,027)	(75,769)
Net loss	$ (65,027)	$ (75,769)
Net loss per share-basic and diluted	$ (2.21)	$ (3.38)
Product
Revenues
Total revenues	$ 6,113	$ 18,655
Cost of sales
Total cost of sales	18,145	35,218
Service
Revenues
Total revenues	1,988	2,221
Cost of sales
Total cost of sales	$ 3,365	$ 3,300